STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2003-HC1

Payment Number	4
Beginning Date of Collection Period	01-Sep-03
End Date of Collection Period	30-Sep-03
Payment Date	20-Oct-03
Previous Payment Date	22-Sep-03

Funds Disbursement
Available Payment Amount and Skip-A-Pay Advance/Reimbursement	60,335,452.14
Principal Collections	51,751,096.91
Interest Collections (net of servicing fee and principal recoveries)	8,087,875.15
Servicing Fee	496,480.08
Principal Recoveries	-
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	60,335,452.14
Interest Paid to Notes	1,247,472.30
Principal Paid to Notes	58,591,499.76
Transferor - pursuant to 5.01 (a) (xii)	-
Servicing Fee	496,480.08

Balance Reconciliation

Beginning Pool Balance	1,191,552,193.39
Principal Collections (including repurchases)	51,751,096.91
Losses	40,425.75
Ending Pool Balance	1,139,760,670.73

Collateral Performance
Cash Yield (% of beginning balance)	8.65%
Loss Rate (net of principal recoveries; % of beginning balance)	0.04%
Net Yield	8.60%
Cumulative Losses (% of original pool balance)	0.00%
Delinquent Loans
One Payment Principal Balance of loans	17,443,884.18
One Payment Number of loans	148
Two Payments Principal Balance of loans	3,084,948.29
Two Payments Number of loans	28
Three+ Payments Principal Balance of loans	4,726,906.28
Three+ Payments Number of loans	36

Two+ Payments Delinquency Percentage	0.69%
Two+ Payments Rolling Average	0.40%

Mortgage Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	8,817
Number outstanding end of period	8,507
Number of REO	1
Principal Balance of REO	116,961.71

Overcollateralization
Begin OC Amount	136,454,507.95
OC Release Amount	0.00
Extra Principal Payment Amount	6,799,977.10
End OC Amount	143,254,485.05

Target OC Amount	157,549,648.94
Interim OC Amount	136,454,507.95
Interim OC Deficiency	21,095,140.99

Monthly Excess Cashflow	6,799,977.10
Principal Payment Amount	51,751,096.91
Principal Collections	51,751,096.91
OC Release Amount	-

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,312,913,741.20
Accrued Servicing Fee unpaid for previous Collection Periods	-

Interest Calculations
1 month LIBOR	1.12000%
Class A Formula Rate (1-mo. Libor plus 35bps)	1.47000%
Class A Note Rate	1.47000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.77000%
Class M Note Rate	1.77000%
Available Funds Cap	8.82235%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	49.913340
2. Principal Payment per $1,000	48.906416
3. Interest Payment per $1,000	1.006924

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.47000%
2. Days in Accrual Period	28

3. Class A Interest Due	1,004,723.01
4. Class A Interest Paid	1,004,723.01
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	878,766,479.64
2. Class A Principal Due	48,799,506.13
3. Class A Principal Paid	48,799,506.13
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	829,966,973.51

7. Class A Note Principal Amount (EOP) as a % of Original Class A Note Balance	0.8317853
8. Class A Note Principal Amount as a % of the Pool Amount, EOP	0.7281941

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	50.118834
2. Principal Payment per $1,000	48.906416
3. Interest Payment per $1,000	1.212419

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.77000%
2. Days in Accrual Period	28

3. Class M Interest Due	242,749.29
4. Class M Interest Paid	242,749.29
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	176,331,205.80
2. Class M Principal Due	9,791,993.63
3. Class M Principal Paid	9,791,993.63
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	166,539,212.17

7. Class M Note Principal Amount (EOP) as a % of Original Class M Note Balance	0.8317853
8. Class M Note Principal Amount as a % of the Pool Amount, EOP	0.1461177